UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2009

Ticketmaster Entertainment, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34064	95-4546874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 Sunset Blvd., West Hollywood, CA 90069

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 360-3300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER	EVENTS

On July 13, 2009, Ticketmaster Entertainment, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to update its Annual Report on Form 10-K for the year ended December 31, 2008, as amended (the “2008 Annual Report”), to reflect the retrospective adoption of FASB Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Financial Statements—an amendment of Accounting Research Bulletin No. 51, effective January 1, 2009 (“SFAS No. 160”). The Original Form 8-K updated Item 6, “Selected Financial Data” and Item 7, “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” of the 2008 Annual Report to reflect the impact of SFAS No. 160. The Original Form 8-K also updated the Company’s Audited Consolidated Financial Statements for the years ended December 31, 2008, 2007 and 2006, and the related notes, as set forth in the 2008 Annual Report, by incorporating by reference the Company’s financial statements and related notes that were set forth in Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-159991) filed by Live Nation, Inc. (“Live Nation”) on July 1, 2009 (the “S-4 Amendment 1”).

The Company subsequently determined that, during its adoption of SFAS No. 160 on January 1, 2009, it incorrectly classified certain redeemable noncontrolling interests in permanent equity rather than temporary equity on its consolidated balance sheet as of December 31, 2008 and the related consolidated statement of temporary equity and equity. On September 15, 2009, Live Nation filed Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-159991), relating to the pending merger between the Company and Live Nation (the “S-4 Amendment 2”). As a result of the correction of the retrospective application of the presentation and disclosure requirements of SFAS No. 160, the Company’s audited consolidated balance sheet as of December 31, 2008 and the related consolidated statement of temporary equity and equity, as set forth in the S-4 Amendment 2, were restated. This restatement resulted in the reclassification of $41.8 million of noncontrolling interests to redeemable noncontrolling interests and the accretion of $0.7 million in fair value attributable to certain redeemable noncontrolling interests as of December 31, 2008.

Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K/A contains (a) the Company’s Audited Consolidated Financial Statements for the years ended December 31, 2008, 2007 and 2006, and the related notes, as set forth in the S-4 Amendment 2 and as restated to correct the errors identified above and (b) the report of Ernst & Young LLP, the Company’s independent registered public accounting firm, and (i) updates pages F-1 through F-63 of the 2008 Annual Report and (ii) supersedes and replaces the financial statements and related notes that were incorporated in the Original Form 8-K by reference to the S-4 Amendment 1.

All other information in the 2008 Annual Report and the Original Form 8-K remains unchanged and has not been updated for events occurring after the filing of the report. The information in this Current Report on Form 8-K/A should be read in conjunction with the 2008 Annual Report, which was filed with the Securities and Exchange Commission on March 31, 2009.

ITEM 9.01. FINANCIAL	STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

99.1	Ticketmaster Entertainment, Inc. Audited Consolidated Financial Statements for the years ended December 31, 2008, 2007 and 2006, and related notes (including the report of Ernst & Young LLP, the Company’s Independent Registered Public Accounting Firm)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TICKETMASTER ENTERTAINMENT, INC.

By:	/s/ Chris Riley
Name:	Chris Riley
Title:	General Counsel, Secretary and SVP

Date: September 16, 2009

EXHIBIT LIST

Exhibit No.	Description

99.1	Ticketmaster Entertainment, Inc. Audited Consolidated Financial Statements for the years ended December 31, 2008, 2007 and 2006, and related notes (including the report of Ernst & Young LLP, the Company’s Independent Registered Public Accounting Firm)

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